CREDIT FACILITY	12 Months Ended
Dec. 31, 2023
Credit Facility
CREDIT FACILITY

8.	CREDIT FACILITY

During the year ended December 31, 2017, the Company entered into a revolving credit facility agreement with Royal Bank of Canada and Export Development Canada for a maximum amount of C$20 million based on the value of certain Company assets. The terms of the agreement were amended on October 23, 2020, renewing the asset-based lending (ABL) facility for a three-year term. The credit facility bears interest at a rate of 0.75% - 1% plus Canadian prime rate for loans denominated in Canadian dollars and 0.75% - 1% plus US prime rate for loans denominated in US dollars. The facility is secured by way of a general security agreement over all assets of the Company.

During the year ended December 31, 2023, the terms of the agreement were amended to reduce the ABL facility to C$10M for use with its bus orders. The facility was due to initially expire on February 16, 2024 and the Company received a 60 day extension subsequent to December 31, 2023 and the facility will expire on April 16, 2024 and may be renewed on a yearly basis at the discretion of the lender.

As at December 31, 2023, the Company had drawn $nil on this facility (December 31, 2022: $628). Per the terms of the ABL credit facility, the Company must maintain a consolidated 12-month rolling fixed charge coverage ratio if the Company borrows over 75% of the available facility. As at December 31, 2023, the Company has not borrowed over 75% of its availability.

During the year ended December 31, 2023, the Company obtained $30M in credit commitments from Royal Bank of Canada and Export Development Canada to fund production of the Company’s VMC 1200 class 3 electric trucks. The credit facility can be used for 100% of eligible production costs on the trucks, excluding labor and overhead from the Company’s assembly plants. The facility was initially due to expire on February 16, 2024 and the Company received a 60 day extension subsequent to December 31, 2023; facility will expire on April 16, 2024 and may be renewed on a yearly basis at the discretion of the lender. The facility has an interest rate of prime plus 2% and will be secured by existing assets of the Company.

As at December 31, 2023, the Company had drawn $15,976 on this facility (December 31, 2022: $nil ). The Company also recorded $50 in deferred financing fees against the carrying value of the debt for a net balance at December 31, 2023 of $15,926. Per the terms of the credit facility, the Company must maintain minimum earnings before interest, taxes, depreciation, and amortization (EBITDA) target and certain production targets. The facility is repaid as payment for units are received.

Both facilities are under one agreement and this agreement was amended in September and December of 2023 to amend the covenants. As at December 31, 2023, the Company is in compliance with all amended covenants.